    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2004
                                                              FILE NO. 2-31640
                                                              FILE NO. 811-2660
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549

                              ---------------------
                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]
                           PRE-EFFECTIVE AMENDMENT NO.                       [ ]
                         POST-EFFECTIVE AMENDMENT NO. 50                     [X]
                                     AND/OR
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [X]
                                AMENDMENT NO. 50                             [X]

                            ---------------------

                   VALUE LINE LEVERAGED GROWTH INVESTORS, INC.

               (Exact Name of Registrant as Specified in Charter)

                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891
               (Address of Principal Executive Offices)(Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 907-1500


                                DAVID T. HENIGSON
                                VALUE LINE, INC.
                              220 EAST 42ND STREET
                          NEW YORK, NEW YORK 10017-5891

                     (Name and Address of Agent for Service)

                                    COPY TO:
                               PETER D. LOWENSTEIN
                         TWO SOUND VIEW DRIVE, SUITE 100
                               GREENWICH, CT 06830

     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)
       [ ] IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B)

       [X] ON MAY 1, 2004 PURSUANT TO PARAGRAPH (B)

       [ ] 60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1)
       [ ] 75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(2)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(1)
       [ ] ON (DATE) PURSUANT TO PARAGRAPH (A)(2) OF RULE 485


================================================================================

                                   Value Line
                        Leveraged Growth Investors, Inc.



            --------------------------------------------------------
                                   PROSPECTUS
                                   MAY 1, 2004
            --------------------------------------------------------





                     [VALUE LINE NO-LOAD MUTUAL FUNDS LOGO]






                                                                         #529911



     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

                ----------------------------------------------------------------
                TABLE OF CONTENTS
                ----------------------------------------------------------------

                     FUND SUMMARY

                     What is the Fund's goal? Page 2

                     What are the Fund's main investment strategies? Page 2

                     What are the main risks of investing in the Fund? Page 2

                     How has the Fund performed? Page 3

                     What are the Fund's fees and expenses? Page 5



HOW WE MANAGE THE FUND

Our principal investment strategies Page 6

The principal risks of investing in the Fund  Page 8



                                WHO MANAGES THE FUND

                                Investment Adviser Page 9

                                Management fees  Page 9

                                Portfolio management Page 9



          ABOUT YOUR ACCOUNT

          How to buy shares Page 10

          How to sell shares Page 12

          Special services Page 14

          Dividends, distributions and taxes Page 15




                                   FINANCIAL HIGHLIGHTS

                                   Financial Highlights Page 18

                ----------------------------------------------------------------
                FUND SUMMARY
                ----------------------------------------------------------------

WHAT IS THE FUND'S GOAL?

                  The Fund's sole investment objective is to realize capital growth. Although the Fund will strive to achieve its goal, there is no assurance that it will succeed.


WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


                  To achieve the Fund's goal, we invest substantially all of the Fund's net assets in common stocks or securities convertible into common stock. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. In selecting securities for purchase or sale, we rely on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System (the "Ranking Systems"). These Ranking Systems compare the Adviser's estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund usually invests are selected from those U.S. securities ranked 1 or 2 by either Ranking System but it may also invest in common stocks ranked 3. There are no set limitations of investments in any category or according to the company's size.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

                  Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of the money you invest. Therefore, before you invest in this Fund you should carefully evaluate the risks.

                  The chief risk that you assume when investing in the Fund is market risk, the possibility that the securities in a certain market will decline in value because of factors such as economic conditions. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

                  The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. The Fund can buy securities with borrowed money which could have the effect of magnifying the Fund's gains and losses. Interest costs on borrowed money may not be recovered by appreciation of the securities purchased and could exceed the Fund's investment income. Borrowing for investment increases both investment opportunity and investment risk. The Fund will be affected by changes in stock prices, which have historically tended to fluctuate more than bond prices.


                  An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. For a more complete discussion of risk, please turn to page 8.


HOW HAS THE FUND PERFORMED?

                  This bar chart and table can help you evaluate the potential risks of investing in the Fund. We show how returns for the Fund's shares have varied over the past ten calendar years, as well as the average annual total returns (before and after taxes) of these shares for one, five, and ten years. These returns are compared to the performance of the S&P 500 (Registered Trademark) , a widely quoted, unmanaged index of stock performance. You should remember that unlike the Fund, this index is unmanaged and does not include the costs of buying, selling, and holding the securities. All returns reflect reinvested dividends. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

                  TOTAL RETURNS (BEFORE TAXES) AS OF 12/31 EACH YEAR (%)

                  --------------------------------------------------------------


                                         [GRAPH OMITTED]


                                      1994          -3.71
                                      1995          37.06
                                      1996          22.31
                                      1997          23.79
                                      1998          39.63
                                      1999          30.99
                                      2000         -13.92
                                      2001         -10.53
                                      2002         -26.96
                                      2003          15.60

                  BEST QUARTER:  Q4 1998  +30.98%
                  WORST QUARTER: Q1 2001 (-17.25%)

                  AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31,
2003




                                            1 YEAR        5 YEARS       10 YEARS
--------------------------------------------------------------------------------
VALUE LINE LEVERAGED GROWTH INVESTORS
--------------------------------------------------------------------------------
Return before taxes                         15.60%         -3.16%        9.04%
--------------------------------------------------------------------------------
Return after taxes on distributions         13.41%         -4.48%        7.28%
--------------------------------------------------------------------------------
Return after taxes on distributions and     13.00%         -2.72%        7.38%
sale of Fund shares
--------------------------------------------------------------------------------
S&P 500 (REFLECTS NO DEDUCTION FOR          28.68%         -0.57%       11.07%
FEES, EXPENSES OR TAXES)
--------------------------------------------------------------------------------


                  After-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's "Return after taxes on distributions" shows the effect of taxable distributions, but assumes that you still hold the Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund's "Return after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning and sold at the end of the specified period. "Return after taxes on distributions and sale of Fund shares" may be greater than "Return before taxes" because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

                  After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns reflect past tax effects and are not predictive of future tax effects.

                  Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

WHAT ARE THE FUND'S FEES AND EXPENSES?

                  These tables describe the fees and expenses you pay in connection with an investment in the Fund.

                  SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON PURCHASES AS A PERCENTAGE OF     NONE
OFFERING PRICE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGES (LOAD) AS A PERCENTAGE OF ORIGINAL        NONE
PURCHASE PRICE OR REDEMPTION PRICE, WHICHEVER IS LOWER
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGES (LOAD) IMPOSED ON REINVESTED DIVIDENDS             NONE
--------------------------------------------------------------------------------
REDEMPTION FEE                                                           NONE
--------------------------------------------------------------------------------
EXCHANGE FEE                                                             NONE
--------------------------------------------------------------------------------

                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE FUND'S ASSETS)



--------------------------------------------------------------------------------
  MANAGEMENT FEES                                                       0.75%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE (12B-1) FEES*                                0.25%
--------------------------------------------------------------------------------
  OTHER EXPENSES (INCLUDING INTEREST EXPENSE)                           0.15%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                          1.15%
--------------------------------------------------------------------------------

* Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

                  EXAMPLE

                  This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown assuming that the Fund's operating expenses remain the same. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:



                                          1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
VALUE LINE LEVERAGED GROWTH INVESTORS      $117      $365      $633     $1,398
--------------------------------------------------------------------------------

                ----------------------------------------------------------------
                HOW WE MANAGE THE FUND
                ----------------------------------------------------------------

OUR PRINCIPAL INVESTMENT STRATEGIES

                  Because of the nature of the Fund, you should consider an investment in it to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund's objective.


                  We analyze economic and market conditions, seeking to identify the market sectors or securities that we think make the best investments.

                  In selecting securities for purchase or sale, the Adviser relies on the Value Line Timeliness (Trade Mark) Ranking System or the Value Line Performance (Trade Mark) Ranking System (the "Ranking Systems").


                  The Value Line Timeliness Ranking System has evolved after many years of research and has been used in substantially its present form since 1965. It is based upon historical prices and reported earnings, recent earnings and price momentum and the degree to which the last reported earnings deviated from estimated earnings, among other factors.


                  The Timeliness Rankings are published weekly in the Standard Edition of The Value Line Investment Survey for approximately 1,700 of the most actively traded stocks in U.S. markets, including stocks with large, mid and small market capitalizations. There are only a few stocks of foreign issuers that are included, and stocks that have traded for less than two years are not ranked. On a scale of 1 (highest) to 5 (lowest), the Timeliness Rankings compare an estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,700 stocks under review. The Timeliness Rankings are updated weekly to reflect the most recent information.


                  The Value Line Performance Ranking System for common stocks was introduced in 1995. It is a variation of the Value Line Small-Capitalization Ranking System, which has been employed in managing private accounts since 1981, and in managing the Value Line Emerging Opportunities Fund, Inc. since 1993. The Performance Ranking System evaluates the approximately 1,800 stocks in the Small and Mid-Cap Edition of The Value Line Investment Survey which consists of stocks with smaller market capitalizations (under $1 billion) and mid-cap stocks (between $1 billion and $5 billion in market capitalization). This stock ranking system relies on factors similar to those found in the Value Line Timeliness Ranking System except that it does not utilize earnings estimates. The Performance Ranking System uses a scale of 1 (highest) to 5 (lowest) to compare the Adviser's estimate of the probable market performance of each stock during the coming six to twelve months to that of all 1,800 stocks under review.

                  Neither the Value Line Timeliness Ranking System nor the Value Line Performance Ranking System eliminates market risk, but the Adviser believes that they provide objective standards for determining expected relative performance over the next six to twelve months. The Fund's investments usually are selected from common stocks issued by U.S. companies ranked 1 or 2 but the Fund may also invest in common stocks ranked 3. The Fund can invest in companies of any size. Reliance upon the Ranking Systems, whenever feasible, is a fundamental policy of the Fund which may not be changed without shareholder approval. The utilization of the Ranking Systems is no assurance that the Fund will perform similarly to or more favorably than the market in general over any particular period.


                  LEVERAGE

                  The Fund may employ "leverage" by borrowing funds to purchase or carry securities. Leverage may be used in periods when the Adviser believes that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If at any time the value of the Fund's assets should fail to meet the 300% coverage requirement, the Fund will, within three business days, reduce its borrowings to the extent necessary. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund which it would not otherwise incur, with the result that it may have little or no investment income during periods when its borrowings are substantial. The Fund currently has a line of credit in the amount of $37,500,000 and pays a commitment fee to maintain a portion of it. The Fund had no borrowings outstanding at December 31, 2003.


                  TEMPORARY DEFENSIVE POSITION
                  From time to time in response to adverse market, economic, political or other conditions, we may invest a portion of the Fund's net assets in cash or cash equivalents, debt securities, bonds, or preferred stocks for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund's capital appreciation or income, or both. If this becomes necessary, the Fund may not achieve its investment objectives.


                  PORTFOLIO TURNOVER

                  The Fund has engaged in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve its investment objective. This strategy has resulted in higher brokerage commissions and other expenses and may negatively affect the Fund's performance. Portfolio turnover may also result in capital gain distributions that could increase your income tax liability. See "Financial Highlights" for the Fund's most current portfolio turnover rates.


THE PRINCIPAL RISKS OF INVESTING IN THE FUND


                o Because the Fund invests substantially all of its assets in common stocks, the value of the stocks in its portfolio and the Fund's share price might decrease in response to the activities of an individual company or in response to general market or economic conditions.


                o Certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity. This could have a negative effect on the Fund's performance.

                o The Fund may borrow funds to purchase securities. Borrowing for investment increases both investment opportunity and investment risk including the risk that in order to maintain required asset coverage the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable.


                o The Fund's use of the Ranking Systems involves the risk that the Ranking Systems may not have the predictive qualities anticipated by the Adviser or that over certain periods of time the price of securities not covered by the Ranking Systems, or lower ranked securities, may appreciate to a greater extent than those securities in the Fund's portfolio.

                o Please see the Statement of Additional Information for a
                  further discussion of risks. Information on the Fund's recent portfolio holdings can be found in the Fund's annual, semi-annual or quarterly reports.

                ----------------------------------------------------------------
                WHO MANAGES THE FUND
                ----------------------------------------------------------------

                  The business and affairs of the Fund are managed by the Fund's officers under the direction of the Fund's Board of Directors.


INVESTMENT ADVISER


                  Value Line, Inc., 220 East 42nd Street, New York, NY 10017, serves as the Fund's investment adviser and manages the Fund's business affairs. Value Line also acts as investment adviser to the other Value Line mutual funds and furnishes investment counseling services to private and institutional clients, resulting in combined assets under management of approximately $3 billion.

                  The Adviser was organized in 1982 and is the successor to substantially all of the operations of Arnold Bernhard & Co., Inc., which with its predecessor has been in business since 1931. Value Line Securities, Inc., the Fund's distributor, is a subsidiary of the Adviser. Another subsidiary of the Adviser publishes The Value Line Investment Survey and other publications.


MANAGEMENT FEES

                  For managing the Fund and its investments, the Adviser is paid a yearly fee of 0.75% of the Fund's average daily net assets.


PORTFOLIO MANAGEMENT

                  A committee of employees of the Adviser is jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

                ----------------------------------------------------------------
                ABOUT YOUR ACCOUNT
                ----------------------------------------------------------------

HOW TO BUY SHARES


                o BY TELEPHONE

                  Once you have opened an account, you can buy additional shares by calling 800-243-2729 between 9:00 a.m. and 4:00 p.m. New York time. You must pay for these shares within three business days of placing your order.

                o BY WIRE

                  If you are making an initial purchase by wire, you must call us at 800-243-2729 so we can assign you an account number. Request your U.S. bank with whom you have an account to wire the amount you want to invest to State Street Bank and Trust Company, ABA #011000028, attention DDA # 99049868. Include your name, account number, tax identification number and the name of the Fund in which you want to invest.

                o THROUGH A BROKER-DEALER

                  You can open an account and buy shares through a broker-dealer, who may charge a fee for this service.

                o BY MAIL

                  Complete the account application and mail it with your check payable to BFDS, Agent, to Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. If you are making an initial purchase by mail, you must include a completed account application or an appropriate retirement plan application if you are opening a retirement account, with your check. Cash, money orders, traveler's checks, cashier's checks, bank drafts or third party checks will not be accepted for either the initial or any subsequent purchase. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

                o MINIMUM/ADDITIONAL INVESTMENTS

                  Once you have completed an account application, you can open an account with an initial investment of $1,000, and make additional investments at any time for as little as $100. The price you pay for shares will depend on when we receive your purchase order. The Fund reserves the right to reject any purchase order and to reduce or waive the minimum purchase requirements at any time.

                o TIME OF PURCHASE

                  Your price for Fund shares is the Fund's net asset value per share (NAV) which is generally calculated as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) every day the Exchange is open for business. The Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day,

                  Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday if any of those days falls on a Saturday or Sunday, respectively. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

                  Fund shares may be purchased through various third-party intermediaries including banks, brokers, financial advisers and financial supermarkets. When the intermediary is authorized by the Fund, orders will be priced at the NAV next computed after receipt of the order by the intermediary.

                o DISTRIBUTION PLAN

                  The Fund has adopted a plan of distribution under rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Fund is charged a fee at the annual rate of 0.25% of the Fund's average daily net assets with the proceeds used to finance the activities of Value Line Securities, Inc., the Fund's distributor. The plan provides that the distributor may make payments to securities dealers, banks, financial institutions and other organizations which provide distribution and administrative services with respect to the distribution of the Fund's shares. Such services may include, among other things, answering investor inquiries regarding the Fund; processing new shareholder account applications and redemption transactions; responding to shareholder inquiries; and such other services as the Fund may request to the extent permitted by applicable statute, rule or regulation. The plan also provides that the Adviser may make such payments out of its advisory fee, its past profits or any other source available to it. The fees payable to the distributor under the plan are payable without regard to actual expenses incurred.

                o NET ASSET VALUE


                  We determine the Fund's NAV as of the close of regular trading on the Exchange each day the Exchange is open for business. We calculate NAV by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We price securities for which market prices or quotations are readily available at their market value. We price securities for which market valuations are not readily available at their fair market value as determined under the direction of the Board of Directors. We price investments which have a maturity of less than 60 days at amortized cost. The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


                o IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT WITH THE
                  VALUE LINE FUNDS

                  In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA Patriot Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Fund's account application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes name, date of birth, taxpayer identification number and street address. Also, as required by law, the Fund employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Fund may temporarily limit any share purchases. In addition, the Fund may limit any share purchases or close your account if it is unable to verify your identity.

HOW TO SELL SHARES

                o BY MAIL

                  You can redeem your shares (sell them back to the Fund) at NAV by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. The request must be signed by all owners of the account, and you must include a signature guarantee using the medallion imprint for each owner. Signature guarantees are also required when redemption proceeds are going to anyone other than the account holder(s) of record. If you hold your shares in certificates, you must submit the certificates properly endorsed with signature guaranteed with your request to sell the shares. A signature guarantee can be obtained from most banks or securities dealers, but not from a notary public. A signature guarantee helps protect against fraud.


                  We will pay you promptly, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days from the day of purchase, before we send the proceeds to you.

                  If your account is held in the name of a corporation, as a fiduciary or agent, or as surviving joint owner, you may be required to provide additional documents with your redemption request.


                o THROUGH A BROKER-DEALER

                  Fund shares may be sold through various third party intermediaries including banks, brokers, financial advisers and financial supermarkets, who may charge a fee for this service. The shares that you buy or sell through brokers or anyone they have designated are priced at the next NAV that is computed after the Fund accepts your order from the intermediary.


                  Among the brokers that have been authorized by the Fund are Charles Schwab & Co., Inc., National Investor Services Corp., Pershing and Fidelity Brokerage Services Corp. You should consult with your broker to determine if it has been so authorized.

                o BY EXCHANGE

                  You can exchange all or part of your investment in the Fund for shares in other Value Line funds. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of that fund's prospectus and read it carefully before buying shares through an exchange. To execute an exchange, call 800-243-2729. We reserve the right to reject any exchange order.

                  When you send us a properly completed request to sell or exchange shares, you will receive the NAV that is next determined after we receive your request. For each account involved you should provide the account name, number, name of Fund and exchange or redemption amount. Call 1-800-243-2729 for additional documentation that may be required. You may have to pay taxes on the gain from your sale of shares.

                  Exchanges among Value Line funds are a shareholder privilege and not a right. The Fund may temporarily or permanently terminate the exchange privilege of any investor that, in the opinion of the Fund, uses market timing strategies or who makes more than four exchanges out of the Fund during a calendar year.

                  The exchange limitation does not apply to systematic purchases and redemptions, including certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund's ability to monitor exchange activity. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors.


                  ACCOUNT MINIMUM
                  If as a result of redemptions your account balance falls below $500, the Fund may ask you to increase your balance within 30 days. If your account is not at the minimum by the required time, the Fund may redeem your account, after first notifying you in writing.


                  REDEMPTION IN KIND
                  The Fund reserves the right to make a redemption in kind -- payment in portfolio securities rather than cash -- if the amount being redeemed is large enough to affect Fund operations.


SPECIAL SERVICES

                  To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services. You can get further information about these programs by calling Shareholder Services at 800-243-2729.

                o Valu-Matic (Registered Trademark) allows you to make regular monthly investments of $25 or more automatically from your checking account.

                o Through our Systematic Cash Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account payable to you or someone you designate. If your account is $5,000 or more, you can have monthly or quarterly withdrawals of $25 or more. Such withdrawals will each constitute a redemption of a portion of your Fund shares which may result in income, gain or loss to you, for federal income tax purposes.

                o You may buy shares in the Fund for your individual or group retirement plan, including your Regular or Roth IRA. You may establish your IRA account even if you already are a member of an employer-sponsored retirement plan. Not all contributions to an IRA account are tax deductible; consult your tax advisor about the tax consequences of your contribution.

DIVIDENDS, DISTRIBUTIONS AND TAXES


                  The Fund pays dividends from its net investment income and distributes any capital gains that it has realized annually. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. We automatically reinvest all dividends and any capital gains, unless you instruct us otherwise in your application to purchase shares. At December 31, 2003, the Fund had net unrealized appreciation of $69,499,000 representing approximately 20% of the Fund's net assets. In the event the Fund disposes of securities in its portfolio and recognizes sizeable gains the Fund will distribute such gains to stockholders who may be taxed on such amounts.

                  Investors should consider the tax consequences of buying shares of the Fund shortly before the record date of a distribution because such distribution will generally be taxable even though the net asset value of shares of the Fund will be reduced by the distribution.

                  You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash. Dividends from short-term capital gains will be taxable to you as ordinary income. Dividends from net investment income will either be taxable as ordinary income or, if so designated by the Fund and certain other conditions are met by the Fund and the shareholder, including holding-period requirements, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Distributions designated by the Fund as capital gain dividends will be taxable to you as long-term capital gains, no matter how long you have owned your Fund shares. In addition, you may be subject to state and local taxes on dividends and distributions.


                  We will send you a statement by January 31 each year detailing the amount and nature of all dividends and capital gains that you received during the prior year.

                  If you hold your Fund shares in a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on distributions until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

                  You will generally have a capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale in an amount equal to the difference between the net amount of the redemption or sale proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem, sell or exchange. Certain limitations may apply to limit your ability to currently deduct capital losses.

                  As with all mutual funds, the Fund may be required to withhold a 28% backup withholding tax on all taxable distributions payable to you if you fail to provide the Fund with your correct social security number or other taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


                  The above discussion is meant only as a summary; more information is available in the Statement of Additional Information. We urge you to consult your tax adviser about your particular tax situation including federal, state, local and foreign tax considerations and possible additional withholding taxes for non-U.S. shareholders.

FINANCIAL HIGHLIGHTS


                  The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800-243-2729.

                  FINANCIAL HIGHLIGHTS



----------------------------------------------------------------------------------------------------------
                                                              YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------
                                             2003           2002         2001         2000          1999
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR         $27.68         $38.43       $45.63       $57.98        $48.42
----------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment loss                        (.07)          (.17)        (.22)        (.22)         (.14)
  Net gains or losses on
  securities (both realized and
  unrealized)                                4.34         (10.19)       (4.61)       (7.78)        14.90
----------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                 4.27         (10.36)       (4.83)       (8.00)        14.76
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
  Distributions from net
  realized gains                            (3.99)          (.39)       (2.37)       (4.35)        (5.20)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR               $27.96         $27.68       $38.43       $45.63        $57.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                15.60%        -26.96%      -10.53%      -13.92%        30.99%
----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of year (in
thousands)                               $342.162       $334,494     $495,694     $601,594      $763,203
Ratio of expenses to average net
assets (including interest
expense) (1)                                1.15%           1.25%        1.16%         .96%          .82%
Ratio of expenses to average net
assets (excluding interest
expense)(1)                                 1.15%           1.14%        1.09%         .95%          .82%
Ratio of net investment loss to
average net assets                          (.24)%          (.49)%       (.54)%       (.41)%        (.28)%
Portfolio turnover rate                      110%             28%          50%          28%           27%
----------------------------------------------------------------------------------------------------------


                  (1) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would not have changed.

FOR MORE INFORMATION


                  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can find more detailed information about the Fund in the current Statement of Additional Information dated May 1, 2004 which we have filed electronically with the Securities and Exchange Commission
                  (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in this Fund, you can write to us at 220 East 42nd Street, New York, NY 10017-5891 or call toll-free 800-243-2729. You may also obtain the prospectus from our Internet site at http://www.vlfunds.com.



                  Reports and other information about the Fund are available on the Edgar Database on the SEC Internet site (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at the following E-Mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on operation of the public reference room by calling the SEC at 1-202-942-8090.


  INVESTMENT ADVISER                      SERVICE AGENT
  Value Line, Inc.                        State Street Bank and Trust Company
  220 East 42nd Street                    c/o BFDS
  New York, NY 10017-5891                 P.O. Box 219729
                                          Kansas City, MO 64121-9729

  CUSTODIAN                               DISTRIBUTOR
  State Street Bank and Trust Company     Value Line Securities, Inc.
  225 Franklin Street                     220 East 42nd Street
  Boston, MA 02110                        New York, NY 10017-5891


          Value Line Securities, Inc.
          220 East 42nd Street, New York, NY 10017-5891        File no. 811-2660

                           VALUE LINE LEVERAGED GROWTH
                                 INVESTORS, INC.


               220 East 42nd Street, New York, New York 10017-5891
                                 1-800-243-2729
                                 www.vlfunds.com


--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2004

--------------------------------------------------------------------------------


     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Value Line Leveraged Growth Investors, Inc. (the "Fund") dated May 1, 2004, a copy of which may be obtained without charge by writing or telephoning the Fund. The financial statements, accompanying notes and report of independent auditors appearing in the Fund's 2003 Annual Report to Shareholders are incorporated by reference in this Statement of Additional Information. A copy of the Annual Report is available from the Fund upon request and without charge by calling 1-800-243-2729.


                                  ------------

                                TABLE OF CONTENTS




                                                                          PAGE
                                                                          ----
       Description of the Fund and Its Investments and Risks ..........   B-2
       Management of the Fund .........................................   B-7
       Investment Advisory and Other Services .........................   B-11
       Service and Distribution Plan ..................................   B-13
       Brokerage Allocation and Other Practices .......................   B-13
       Capital Stock ..................................................   B-15
       Purchase, Redemption and Pricing of Shares .....................   B-15
       Taxes ..........................................................   B-16
       Performance Data ...............................................   B-20
       Financial Statements ...........................................   B-20

              DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     HISTORY AND CLASSIFICATION. The Fund is an open-end, diversified, management investment company incorporated in Maryland in 1972. The Fund's investment adviser is Value Line, Inc. (the "Adviser").


      o LEVERAGE. The Fund may use leverage. Leverage creates risks, including the likelihood of greater volatility of the Fund's net asset value, the fluctuations on interest rates on borrowing and short-term debt, increased operating costs, and the potential for a decline in the value of an investment acquired through leverage, while the Fund's obligations under such leverage remain fixed. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.


     NON-PRINCIPAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS.


      o COVERED CALL OPTIONS. The Fund may write covered call options on stocks held in its portfolio ("covered options") in an attempt to earn additional income on its portfolio or to partially offset an expected decline in the price of a security. When the Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") at any time during the option period. If the option expires unexercised, the Fund will realize income to the extent of the amount received for the option (the "premium"). If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered option, the Fund foregoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. Because the call option must be covered, the Fund also forgoes the opportunity to sell the underlying security during the option period. The Fund will not write call options in an aggregate amount greater than 25% of its net assets.

     The Fund will purchase call options only to close out a position. When an option is written on securities in the Fund's portfolio and it appears that the purchaser of that option is likely to exercise the option and purchase the underlying security, it may be considered appropriate to avoid liquidating the Fund's position, or the Fund may wish to extinguish a call option sold by it so as to be free to sell the underlying security. In such instances the Fund may purchase a call option on the same security with the same exercise price and expiration date which had been previously written. Such a purchase would have the effect of closing out the option which the Fund has written. The Fund realizes a gain if the amount paid to purchase the call option is less than the net premium received for writing a similar option and a loss if the amount paid to purchase a call option is greater than the net premium received for writing a similar option. Generally, the Fund realizes a short-term capital loss if the amount paid to purchase the call option with respect to a stock is greater than the premium received for writing the option. If the underlying security has substantially risen in value, it may be difficult or expensive to purchase the call option for the closing transaction.


      o STOCK INDEX FUTURES CONTRACTS AND OPTIONS THEREON. The Fund may trade in stock index futures contracts and in options on such contracts. Such contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC"). The Fund will only enter into futures and options on futures transactions in compliance with the applicable regulations promulgated by the CFTC.


     There can be no assurance of the Fund's successful use of stock index futures as a hedging device. Hedging transactions involve certain risks. One risk arises because of the imperfect correlation between movements in the price of the stock index future and movements in the price of the securities which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Fund's securities portfolio diverges from the securities included in the applicable stock index. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

     For example, should the Fund anticipate a decrease in the value of its portfolio securities, it could enter into futures contracts to sell stock indexes thereby partially hedging its portfolio against the anticipated losses. Losses in the portfolio, if realized, should be partially offset by gains on the futures contracts. Conversely, if the Fund anticipated purchasing additional portfolio securities in a rising market, it could enter into futures contracts to purchase stock indexes thereby locking in a price. The implementation of these strategies by the Fund should be less expensive and more efficient than buying and selling the individual securities at inopportune times.

     A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the contract is entered into. There can be no assurance of the Fund's successful use of stock index futures as a hedging device.

     The contractual obligation is satisfied by either a cash settlement or by entering into an opposite and offsetting transaction on the same exchange prior to the delivery date. Entering into a futures contract to deliver the index underlying the contract is referred to as entering into a short futures contract. Entering into a futures contract to take delivery of the index is referred to as entering into a long futures contract. An offsetting transaction for a short futures contract is effected by the Fund entering into a long futures contract for the same date, time and place. If the price of the short contract exceeds the price in the offsetting long, the Fund is immediately paid the difference and thus realizes a gain. If the price of the long transaction exceeds the short price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a long futures contract is effected by the Fund entering into a short futures contract. If the offsetting short price exceeds the long price, the Fund realizes a gain, and if the offsetting short price is less than the long price, the Fund realizes a loss.

     No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount. This amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."

     The Fund may also purchase put and call options on stock index futures contracts on commodity exchanges or write covered options on such contracts. A call option gives the purchaser the right to buy, and the writer the obligation to sell, while a put option gives the purchaser the right to sell and the writer the obligation to buy. Unlike a stock index futures contract, which requires the parties to buy and sell the stock index on a set date, an option on a stock index futures contract entitles its holder to decide on or before a future date whether to enter into such a futures contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, the purchase of an option does not require daily payments of cash in the nature of "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract. The value of the option purchased by the Fund does change and is reflected in the net asset value of the Fund. The writer of an option, however, must make margin payments on the underlying futures contract. Exchanges provide trading mechanisms so that an option once purchased can later be sold and an option once written can later be liquidated by an offsetting purchase.

     Successful use of stock index futures by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. If the Adviser's judgment about the several directions of the market is wrong, the Fund's overall performance may be worse than if no such contracts had been entered into. For example, if the Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so. When stock index futures are purchased to hedge against a possible increase in the price of stocks before the Fund is able to invest its cash (or cash equivalents) in stocks in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in stocks at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Use of options on stock index futures entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase these options unless its investment adviser is satisfied with the development, depth and liquidity of the market and the investment adviser believes the options can be closed out.

     Options and futures contracts entered into by the Fund will be subject to special tax rules. These rules may accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of Fund distributions. However, the Fund anticipates that these investment activities will not prevent the Fund from qualifying as a regulated investment company.

      o REPURCHASE AGREEMENTS. The Fund may invest temporary cash balances in repurchase agreements. A repurchase agreement involves a sale of securities to the Fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time. The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent for the Fund. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. In the event of a bankruptcy or other default of a seller of a repurchase agreement to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.


     FUND POLICIES.

          (i) The Fund may not issue senior securities except evidences of indebtedness, subject to the restrictions set forth under "Leverage" in the Prospectus.

          (ii) The Fund may not engage in the underwriting of securities.

          (iii) The Fund may not invest 25% or more of its assets in securities of issuers in any one industry.

          (iv) The Fund may not purchase securities of other investment companies or invest in real estate, mortgages or illiquid securities of real estate investment trusts although the Fund may purchase securities of issuers which engage in real estate operations.

          (v) The Fund may not lend money except in connection with the purchase of debt obligations or by investment in repurchase agreements, provided that repurchase agreements maturing in more than seven days when taken together with other illiquid investments do not exceed 10% of the Fund's assets.

          (vi) The Fund may not engage in arbitrage transactions, short sales, purchases on margin or participate on a joint or joint and several basis in any trading account in securities except that these prohibitions will not apply to futures contracts or options on futures contracts entered into by the Fund for permissible purposes or to margin payments made in connection with such contracts.

          (vii) The Fund may not purchase or sell any put or call options or any combination thereof, except that the Fund may write and sell covered call option contracts on securities owned by the Fund. The Fund may also purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written (i.e., "closing purchase transactions"). The Fund may also purchase and sell put and call options on stock index futures contracts.

          (viii) The Fund may not invest more than 5% of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities, or any other class of securities, of any one issuer. For purposes of this restriction, all outstanding debt securities of an issuer are considered as one class, and all preferred stock of an issuer is considered as one class. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          (ix) The Fund may not invest more than 5% of its total assets in securities of issuers having a record, together with their predecessors, of less than three years of continuous operation. This restriction does not apply to any obligation issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


          (x) The Fund may not purchase securities for the purpose of exercising control over another company.

          (xi) The Fund may not invest more than 2% of the value of its total assets in warrants (valued at the lower of cost or market), except that warrants attached to other securities are not subject to these limitations.

          (xii) The Fund may not invest in commodities or commodity contracts except that the Fund may invest in stock index futures contracts and options on stock index futures contracts.

          (xiii) The Fund may not purchase the securities of any issuer if, to the knowledge of the Fund, those officers and directors of the Fund and of the Adviser, who each owns more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such securities.

          (xiv) The primary investment objective of the Fund is to realize capital growth.

     In addition, management of the Fund has adopted a policy that it will not recommend that the Fund purchase interest in oil, gas or other mineral type development programs or leases, although the Fund may invest in the securities of companies which operate, invest in or sponsor such programs.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction. For purposes of industry classifications, the Fund follows the industry classifications in The Value Line Investment Survey.

     The policies set forth above may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of capital stock of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

                             MANAGEMENT OF THE FUND



     The business and affairs of the Fund are managed by the Fund's officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds and oversees a total of 15 portfolios. Each Director serves until his or her successor is elected and qualified.



                                                                                                              OTHER
                                                    LENGTH                   PRINCIPAL                    DIRECTORSHIPS
                                                    OF TIME              OCCUPATION DURING                   HELD BY
NAME, ADDRESS AND AGE          POSITION             SERVED                THE PAST 5 YEARS                  DIRECTOR
----------------------------   ---------------   ------------   -----------------------------------   --------------------
Interested Directors*

Jean Bernhard Buttner          Chairman of       Since 1983     Chairman, President and Chief         Value Line, Inc.
Age 69                         the Board of                     Executive Officer of Value Line,
                               Directors                        Inc. (the "Adviser") and Value
                               and President                    Line Publishing, Inc. Chairman
                                                                and President of each of the
                                                                14 Value Line Funds and Value
                                                                Line Securities, Inc. (the "Dis-
                                                                tributor").

Marion N. Ruth                 Director          Since 2000     Real Estate Executive; Presi-         Value Line, Inc.
5 Outrider Road                                                 dent, Ruth Realty (real estate
Rolling Hills, CA 90274                                         broker); Director of the Adviser
Age 69                                                          since 2000.
Non-Interested Directors

John W. Chandler               Director          Since 1991     Consultant, Academic Search                 None
1611 Cold Spring Rd.                                            Consultation Service, Inc.
Williamstown, MA 01267                                          Trustee Emeritus and Chair-
Age 80                                                          man (1993-1994) of the Board
                                                                of Trustees of Duke University;
                                                                President Emeritus, Williams
                                                                College.

Frances T. Newton              Director          Since 2000     Customer Support Analyst,                   None
4921 Buckingham Drive                                           Duke Power Company.
Charlotte, NC 28209
Age 62

Francis Oakley                 Director          Since 2000     Professor of History, Williams        Berkshire Life
54 Scott Hill Road                                              College, 1961 to present.             Insurance Company
Williamstown, MA 01267                                          President Emeritus since 1994         of America
Age 72                                                          and President, 1985-1994;
                                                                Chairman (1993-1997) and In-
                                                                terim President (2002) of the
                                                                America Council of Learned
                                                                Societies.

David H. Porter                Director          Since 1997     Visiting Professor of Classics,              None
5 Birch Run Drive                                               Williams College, since 1999;
Saratoga Springs, NY 12866                                      President Emeritus, Skidmore
Age 68                                                          College since 1999 and Presi-
                                                                dent, 1987-1998.

Paul Craig Roberts             Director          Since 1983     Chairman, Institute for Political     A. Schulman Inc.
169 Pompano St.                                                 Economy.                              (plastics)
Panama City Beach, FL 32413
Age 65

Nancy-Beth Sheerr              Director          Since 1996     Senior Financial Advisor, Veri-              None
1409 Beaumont Drive                                             table, L.P. (investment advisor)
Gladwyne, PA 19035                                              since April 1, 2004; Senior Fi-
Age 55                                                          nancial Advisor, Hawthorne,
                                                                 2001-2004.

                                                                                                     OTHER
                                                 LENGTH                  PRINCIPAL               DIRECTORSHIPS
                                                 OF TIME             OCCUPATION DURING              HELD BY
NAME, ADDRESS AND AGE     POSITION               SERVED              THE PAST 5 YEARS              DIRECTOR
-----------------------   -----------------   ------------   --------------------------------   --------------
Officers
Brett Mitstifer           Vice President      Since 2003     Portfolio Manager with the Ad-           --
Age 41                                                       viser since 2003; Executive
                                                             Vice President, Hovey, Young-
                                                             man Associates (investment
                                                             management), 2000-2003;
                                                             Portfolio Manager, Bankers
                                                             Trust, 1997-2000.

Stephen E. Grant          Vice President      Since 1996     Portfolio Manager with the               --
Age 50                                                       Adviser.

David T. Henigson         Vice President,     Since 1994     Director, Vice President and             --
Age 46                    Secretary and                      Compliance Officer of the Ad-
                          Treasurer                          viser. Director and Vice Presi-
                                                             dent of the Distributor. Vice
                                                             President, Secretary and Trea-
                                                             surer of each of the 14 Value
                                                             Line Funds.


------------

* Mrs. Buttner is an "interested person" as defined in the Investment Company Act of 1940 by virtue of her positions with the Adviser and her indirect ownership of a controlling interest in the Adviser; Mrs. Ruth is an interested person by virtue of being a director of the Adviser.

     Unless otherwise indicated, the address for each of the above is 220 East 42nd Street, New York, NY 10017.


     The non-interested Directors of the Fund serve as members of the Audit Committee of the Board of Directors. The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund's independent auditors to review the range of their activities and to discuss the Fund's system of internal accounting controls. The Audit Committee also meets with the independent auditors in executive session at each meeting. There were two meetings of the Audit Committee during the last fiscal year. There is a Valuation Committee consisting of Jean B. Buttner and John W. Chandler (or one other non-interested Director if he is not available). There was one meeting of the Valuation Committee during the last fiscal year. The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Directors. There is also a Nominating Committee consisting of the non-interested Directors the purpose of which is to review and nominate candidates to serve as non-interested directors. The Committee generally will not consider nominees recommended by shareholders. The Committee did not meet during the last fiscal year.

     The following table sets forth information regarding compensation of Directors by the Fund and the thirteen other Value Line Funds of which each of the Directors was a director or trustee for the fiscal year ended December 31, 2003. Directors who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds. The Fund has no retirement or pension plan for its Directors.

                                                   TOTAL
                                                COMPENSATION
                                                 FROM FUND
                                 AGGREGATE        AND FUND
                               COMPENSATION       COMPLEX
NAMES OF PERSONS                 FROM FUND       (15 FUNDS)
---------------------------   --------------   -------------
  Jean B. Buttner                 $  -0-          $   -0-
  John W. Chandler                 3,161           45,000
  Frances T. Newton                3,161           45,000
  Francis C. Oakley                3,161           45,000
  David H. Porter                  3,161           45,000
  Paul Craig Roberts               3,161           45,000
  Marion N. Ruth                     -0-              -0-
  Nancy-Beth Sheer                 3,161           45,000



     The following table illustrates the dollar range of any equity securities beneficially owned by each director in the Fund and in all of the Value Line Funds as of December 31, 2003:



                                                          AGGREGATE DOLLAR
                                 DOLLAR RANGE OF           RANGE OF EQUITY
                                EQUITY SECURITIES         SECURITIES IN ALL
NAME OF DIRECTOR                   IN THE FUND         OF THE VALUE LINE FUNDS
---------------------------   ---------------------   ------------------------
  Jean B. Buttner             NONE                    Over $100,000
  John W. Chandler            $1 -- $10,000           $10,001 -- $50,000
  Frances T. Newton           $1 -- $10,000           $10,001 -- $50,000
  Francis C. Oakley           $1 -- $10,000           $10,001 -- $50,000
  David H. Porter             $1 -- $10,000           $10,001 -- $50,000
  Paul Craig Roberts          $50,001 -- $100,000     Over $100,000
  Marion N. Ruth              $1 -- $10,000           Over $100,000
  Nancy-Beth Sheerr           $1 -- $10,000           $10,001 -- $50,000



     As of March 31, 2004, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of the outstanding stock of the Fund except Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104, which owned 718,887 shares of record or approximately 6% of the shares outstanding. Officers and directors of the Fund as a group owned less than 1% of the outstanding shares.


     None of the non-interested Directors and his or her immediate family members, own any shares in the Adviser, the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.


PROXY VOTING POLICIES

     As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies' annual or special meetings. The Board of Directors has adopted Proxy Voting Policies and Procedures ("Proxy Voting Policies") pursuant to which the Adviser votes shares owned by the Fund. The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund's investment objective. The general principles of the Proxy Voting Policies reflect the Adviser's basic investment criterion that good company management is shareholder focused and should generally be supported. The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders. The Board of the Fund reviews the Proxy Voting Policies annually.

     Subject to the Board's oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Fund's Proxy Voting Policies to Investor Responsibility Research Center ("IRRC"), a proxy voting service that is not affiliated with the Adviser or the Fund. In addition, IRRC will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives. The Adviser generally anticipates that it will follow the recommendations of IRRC.

     The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund's vote may vary depending upon the actual circumstances presented. Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, are necessarily considered on a case-by-case basis in light of the merits of the individual transactions.

ELECTION OF DIRECTORS, CORPORATE GOVERNANCE AND ROUTINE MATTERS

     o Generally, the Fund supports the company's nominees to serve as directors.

     o The Fund generally supports management on routine corporate matters and matters relating to corporate governance. For example, the Adviser generally expects to support management on the following matters:

          o Increases in the number of authorized shares of or issuances of common stock or other equity securities;

          o Provisions of the corporate charter addressing indemnification of directors and officers;

          o    Stock repurchase plans; and

          o    The selection of independent accountants.

     o The types of matters on corporate governance that the Adviser would expect to vote against include:

          o The issuance of preferred shares where the board of directors has complete freedom as to the terms of the preferred;

          o    The adoption of a classified board;

          o The adoption of poison pill plans or similar anti-takeover measures; and

          o The authorization of a class of shares not held by the Fund with superior voting rights.

COMPENSATION ARRANGEMENTS AND STOCK OPTION PLANS

     The Fund normally votes with management regarding compensation arrangements and the establishment of stock option plans. The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance. However, some arrangements or plans have features that the Fund would oppose. For example, the Fund would vote against an option plan that has the potential to unreasonably dilute the interests of existing shareholders, permits equity overhang that exceeds certain levels or that allows for the repricing of outstanding options.

SOCIAL POLICY BASED PROPOSALS

     Generally, the Adviser will vote in accordance with management recommendations on proposals addressing social or political issues that the Adviser believes do not affect the goal of maximizing the return on funds under management.

     If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser's staff. A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company. The Adviser's Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies. If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

     Every August, commencing in 2004, the Fund will file with the Securities and Exchange Commission information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th. Shareholders will be able to view such filings on the Commission's website at http://www.sec.gov or at the Fund's website at http://vlfunds.com.

     Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this Statement of Additional Information.



                     INVESTMENT ADVISORY AND OTHER SERVICES


     The Fund's Adviser is Value Line, Inc. Arnold Bernhard & Co., Inc., 220 East 42nd Street, New York, NY 10017, a holding company, owns approximately 86% of the outstanding shares of the Adviser's common stock. Jean Bernhard Buttner, Chairman, President and Chief Executive Officer of the Adviser and Chairman and President of the Fund, owns all of the voting stock of Arnold Bernhard & Co., Inc.

     The investment advisory agreement between the Fund and the Adviser, dated August 10, 1988, provides for an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets. During 2001, 2002 and 2003, the Fund paid or accrued to the Adviser advisory fees of $3,975,000, $3,092,000 and $2,534,000, respectively.


     The investment advisory agreement provides that the Adviser shall render investment advisory and other services to the Fund including, at its expense, all administrative services, office space and the services of all officers and employees of the Fund. The Fund pays all other expenses not assumed by the Adviser including taxes, interest, brokerage commissions, insurance premiums, fees and expenses of the custodian and shareholder servicing agents, legal and accounting fees, fees and expenses in connection with qualification under federal and state securities laws and costs of shareholder reports and proxy materials. The Fund has agreed that it will use the words "Value Line" in its name only so long as Value Line, Inc. serves as investment adviser to the Fund. The agreement will terminate upon its assignment.


     In approving the investment advisory agreement, the Board of Directors, including the non-interested Directors, voting separately, considered the nature, quality and scope of the services provided by the Adviser, the performance of the Fund for the past 1, 3, 5 and 10 year periods, the performance, fees and expenses of the Fund compared to funds of similar size with a similar investment objective, the

Adviser's expenses in providing the services, the profitability of the Adviser and other factors. The non-interested Directors considered the foregoing in the light of the law applicable to the review of investment advisory agreements. Based upon its review, the Board of Directors, including all of the non-interested Directors, voting separately, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. In making such determination, the Board of Directors relied upon assistance of their legal counsel.


     The Adviser currently acts as investment adviser to 13 other investment companies constituting The Value Line Family of Funds and furnishes investment counseling services to private and institutional accounts resulting in combined assets under management of approximately $3 billion.

     Certain of the Adviser's clients may have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for other clients advised by the Adviser. From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients. In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time. In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order. In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund. In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

     The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund. The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.


     The Fund has entered into a distribution agreement with Value Line Securities, Inc. (the "Distributor") whose address is 220 East 42nd Street, New York, NY 10017, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares. The Distributor is a wholly-owned subsidiary of the Adviser. For its services under the agreement, the Distributor is not entitled to receive any compensation, although it is entitled to receive fees under the Service and Distribution Plan. The Distributor also serves as distributor to the other Value Line funds. Jean Bernhard Buttner is Chairman and President of the Distributor.


     State Street Bank and Trust Company ("State Street") has been retained to provide certain bookkeeping and accounting services for the Fund. The Adviser pays State Street $32,400 per annum for providing these services. State Street, whose address is 225 Franklin Street, Boston, MA 02110, also acts as the Fund's custodian, transfer agent and dividend-paying agent. As custodian, State Street is responsible for safeguarding the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund. Boston Financial Data

Services, Inc., a State Street affiliate, whose address is 330 W. Ninth St., Kansas City, MO 64105, provides certain transfer agency functions to the Fund as an agent for State Street. PricewaterhouseCoopers LLP, whose address is 1177 Avenue of the Americas, New York, NY 10036, acts as the Fund's independent auditors and also performs certain tax preparation services.



                         SERVICE AND DISTRIBUTION PLAN


     The Service and Distribution Plan (12b-1 Plan) (the "Plan") is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of .25% of the Fund's average daily net assets. During the fiscal year ended December 31, 2003, the Fund paid fees of $844,612 to the Distributor under the Plan. The Distributor paid $118,891 to other broker-dealers and incurred $424,690 in advertising and other marketing expenses.

     The principal services and expenses for which such compensation may be used include: compensation to employees or account executives and reimbursement of their expenses; overhead and telephone costs of such employees or account executives; printing of prospectuses or reports for prospective shareholders; advertising; preparation, printing and distribution of sales literature; and allowances to other broker-dealers. A report of the amounts expended under the Plan is submitted to and approved by the Directors, including the non-interested Directors, each quarter. Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD") regarding investment companies.

     The Plan is a compensation plan, which means that the Distributor's fees under the Plan are payable without regard to actual expenses incurred by the Distributor. To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor's distribution expenses, the Distributor may earn a profit under the Plan.

     The Plan is subject to annual approval by the Directors, including the non-interested Directors. The Plan is terminable at any time by vote of the Directors or by vote of a majority of the shares of the Fund. Pursuant to the Plan, a new Director who is not an interested person (as defined in the Investment Company Act of 1940) must be nominated by existing Directors who are not interested persons.

     Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan. None of the non-interested Directors has a financial interest in the operation of the Plan.

     The Plan was adopted because of its anticipated benefits to the Fund. These anticipated benefits include: the ability to realize economies of scale as a result of increased promotion and distribution of the Fund's shares, an enhancement in the Fund's ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund's positions, and greater flexibility in achieving investment objectives. The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund's portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Commission rates, being a component of price, are considered together with such factors. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser's overall responsibilities with respect to the account as to which the Adviser exercises investment discretion. Such allocation will be in such amounts and in such proportion as the Adviser may determine. The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities. The services and information are furnished to the Adviser at no cost to it; no such services or information were furnished directly to the Fund, but certain of these services might have relieved the Fund of expenses which it would otherwise have had to pay. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgement of the Adviser, are able to execute such orders as expeditiously as possible. Orders may also be placed with brokers or dealers who sell shares of the Fund or other funds for which the Adviser acts as investment adviser, but this fact, or the volume of such sales, is not a consideration in their selection.


     During 2001, 2002 and 2003, the Fund paid brokerage commissions of $507,563, $374,952 and $973,033, respectively, of which $316,766 (62%), $37,698
(10%), and $512,785 (53%), respectively, was paid to the Fund's Distributor, a subsidiary of the Adviser. The Distributor clears transactions for the Fund through unaffiliated broker-dealers. During 2002, the Fund paid $109,000 to the Distributor for reimbursement of trading services on behalf of the Fund.

     The Board of Directors has adopted procedures incorporating the standards of Rule 17e-1 under the Investment Company Act of 1940 which requires that the commissions paid to the Distributor or any other "affiliated person" be "reasonable and fair" compared to the commissions paid to other brokers in connection with comparable transactions. The procedures require that the Adviser furnish reports to the Directors with respect to the payment of commissions to affiliated brokers and maintain records with respect thereto. The Board of Directors reviews and approves all such portfolio transactions on a quarterly basis and the compensation received by the affiliates in connection therewith. During 2003, $852,588 (88%) of the Fund's brokerage commissions were paid to brokers or dealers solely for their services in obtaining the best prices and executions; the balance, or $120,445 (12%), went to brokers or dealers who provided information or services to the Adviser and, therefore, indirectly to the Fund and to the other entities that it advises. The Fund is advised that the receipt of such information and services has not reduced in any determinable amount the overall expenses of the Adviser.

     During 2003, the Fund acquired securities of Lehman Brothers Holdings Inc., one of the Fund's regular brokers. At December 31, 2003, the Fund owned shares in such issuer with a value of $9,421,000.

     PORTFOLIO TURNOVER. The Fund's annual portfolio turnover rate exceeded 100% in the year ended December 31, 2003. A rate of portfolio turnover of 100% would occur if all of the Fund's portfolio were replaced in a period of one year. To the extent that the Fund engages in short-term trading in attempting to achieve its objective, it may increase portfolio turnover and incur higher brokerage commissions and other expenses than might otherwise be the case. The Fund's portfolio turnover rate for recent fiscal years is shown under "Financial Highlights" in the Fund's Prospectus.


                                 CAPITAL STOCK

     Each share of the Fund's common stock, $1 par value, has one vote with fractional shares voting proportionately. Shares have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Directors and, if the Fund were liquidated, would receive the net assets of the Fund.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES: Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order. Minimum orders are $1,000 for an initial purchase and $100 for each subsequent purchase. The Fund reserves the right to reduce or waive the minimum purchase requirements.

AUTOMATIC PURCHASES: The Fund offers a free service to its shareholders, Valu-Matic, through which monthly investments of $25 or more may be made automatically into the shareholder's Fund account. The required form to enroll in this program is available upon request from the Distributor.

RETIREMENT PLANS: Shares of the Fund may be purchased as the investment medium for various tax-sheltered retirement plans. Upon request, the Distributor will provide information regarding eligibility and permissible contributions. Because a retirement plan is designed to provide benefits in future years, it is important that the investment objectives of the Fund be consistent with the participant's retirement objectives. Premature withdrawals from a retirement plan may result in adverse tax consequences. For more complete information, contact Shareholder Services at 1-800-243-2729.


REDEMPTION: The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the Investment Company Act of 1940: (1) For any period
(a) during which the New York Stock Exchange is closed, other than customary weekend and holiday closing, or (b) during which trading on the New York Stock Exchange is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; (3) For such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.


     The value of shares of the Fund on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets at the time. Shareholders should note that if a loss has been realized on the sale of shares of the Fund, the loss may be disallowed for tax purposes if shares of the same Fund are purchased within (before or after) 30 days of the sale.


     It is possible that conditions may exist in the future which would, in the opinion of the Board of Directors, make it undesirable for the Fund to pay for redemptions in cash. In such cases the Board may authorize payment to be made in portfolio securities or other property of the Fund. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities may incur brokerage costs on their sales.

CALCULATION OF NET ASSET VALUE: The net asset value of the Fund's shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., New York time) on each day that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received. The New York Stock Exchange is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is determined by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares. Securities listed on a securities exchange are valued at the closing sales price on the date as of which the net asset value is being determined. The Fund generally values equity securities traded on the NASDAQ Stock Market at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors or persons acting at their direction may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market.



                                     TAXES


     The Fund has elected to be treated, has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund is not subject to Federal income tax on its net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares). In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements.

     If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will be relieved of U.S. federal income tax on any income of the Fund, including "net capital gain" ( the excess of net long-term capital gain over net short-term capital loss), distributed to shareholders. However, if the Fund meets such distribution requirements, but chooses to retain some portion of investment company taxable income or net capital gain, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year the Fund did not qualify as a regulated investment company or did not satisfy the distribution requirement described above, it generally would be treated as a corporation subject to U.S. federal income tax and when such income is distributed, it would be subject to a further tax at the shareholder level.

     The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year , plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.


     Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year.

     Unless a shareholder elects otherwise, distributions from the Fund will be automatically invested in additional common shares of the Fund. For U.S. federal income tax purposes, such distributions generally will be taxable whether a shareholder takes them in cash or they are reinvested in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income, or, if so designated by the Fund and certain other conditions are met, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Dividend income distributed to individual shareholders will qualify for such maximum 15% U.S. federal income tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11)(B) of the Code from the Fund's investment in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

     A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.

     Dividends from net capital gain that are designated as capital gain dividends, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% federal tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate on long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Under current law, the maximum 15% U.S. federal income tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The federal income tax status of all distributions will be reported to shareholders annually.


     At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time (at the net asset value per share) may include the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive, in effect, a return of capital upon the distribution which will nevertheless be taxable to them. Furthermore, under the Code, dividends declared by the Fund in October, November or December of any calendar year, and payable to shareholders of record in such a month, shall be deemed to have been received by such shareholder on December 31 of such calendar year if such dividend is actually paid in January of the following calendar year.

     If the Fund invests in certain pay-in-kind securities, zero coupon securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.


     Dividends received by the Fund from U.S. corporation in respect of any share of stock with a tax holding period of at last 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability. Upon request, the Fund will inform shareholders of the amounts of the qualifying dividends.


     Options written or purchased by the Fund and futures contracts purchased on certain securities and indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses recognized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale, or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the Fund to dispose of portfolio securities or to borrow to obtain the necessary cash. Losses on certain options, futures and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures contracts, short sales, and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.


     A shareholder may realize a capital gain or capital loss on the sale, exchange or redemption of shares of the Fund. The tax consequences of a sale, exchange or redemption depend upon several factors, including the shareholder's adjusted tax basis in the shares sold, exchanged or redeemed and the length of time the shares have been held. Initial basis in the shares will be the actual cost of those shares (net asset value of Fund shares on purchase or reinvestment date). Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, redeemed or exchanged, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by shareholders upon sale, redemption or exchange of shares within six months of the date of their purchase will generally be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares. Moreover, a loss on a sale, exchange or redemption of Fund shares will be disallowed if shares of the Fund are purchased within 30 days before or after the shares are sold, exchanged or redeemed. Individual shareholders may generally deduct in any year only $3,000 of capital losses that are not offset by capital gains and remaining losses may be carried over to future years. Corporations may generally deduct capital losses only against capital gains with certain carryovers for excess losses.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     For shareholders who fail to furnish to the Fund their social security or taxpayer identification numbers and certain related information or who fail to certify that they are not subject to backup withholding, dividends, distributions of capital gains and redemption proceeds paid by the Fund will be subject to a Federal 28% "backup withholding" requirement. In addition, the Fund may be required to backup withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous under reporting of interest or dividend income. If the withholding provisions are applicable, any such dividends or capital-gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.

     The foregoing discussion relates solely to U.S. Federal income tax law as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and is not intended to be a complete discussion of all Federal tax consequences. This discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities. Shareholders who are not U.S. persons may be subject to a non-resident alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund on distributions made by the Fund of investment income and short-term capital gains. Shareholders are advised to consult with their tax advisers concerning the application of Federal, state, local and foreign taxes to an investment in the Fund.



                                PERFORMANCE DATA


     From time to time, the Fund may state its total return in advertisements and investor communications. Total return may be stated for any relevant period as specified in the advertisement or communication. Any statements of total return or other performance data on the Fund will be accompanied by information on the Fund's average annual compounded rate of return for the periods of one year, five years and ten years, all ended on the last day of a recent calendar quarter. The Fund may also advertise aggregate total return information for different periods of time.

     For the one, five and ten year periods ending December 31, 2003, the Fund's average annual total returns were 15.60%, -3.16% and 9.04%, respectively; the Fund's average annual total returns (after taxes on distributions) were 13.41%, -4.48% and 7.28%, respectively; the Fund's average annual total returns (after taxes on distributions and sale of Fund shares) were 13.00%, -2.72% and 7.38%, respectively.


     The Fund's total return may be compared to relevant indices and data from Lipper Analytical Services, Inc., Morningstar or Standard & Poor's Indices.

     From time to time, evaluations of the Fund's performance by independent sources may also be used in advertisements and in information furnished to present or prospective investors in the Fund.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                              FINANCIAL STATEMENTS


     The Fund's financial statements for the year ended December 31, 2003, including the financial highlights for each of the five fiscal years in the period ended December 31, 2003, appearing in the 2003 Annual Report to Shareholders and the report thereon of PricewaterhouseCoopers LLP, independent auditors, appearing therein, are incorporated by reference in this Statement of Additional Information.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.




  (a)      Articles of Incorporation, as amended.*

  (b)      By-laws.

  (c)      Instruments Defining Rights of Security Holders. Reference is made to Article Fifth of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 45 filed February 24, 1999.

  (d)      Investment Advisory Agreement.*

  (e)      Underwriting Contract, as amended.*

  (f)      not applicable.

  (g)      Custodian Agreement, as amended.*

  (h)      not applicable.

  (i)      Legal Opinion.*

  (j)      Consent of independent auditors.

  (k)      not applicable.

  (l)      not applicable.

  (m)      Service and Distribution Plan.***

  (p)      Code of Ethics.**

 ---------------------

 *         Filed as an exhibit to Post-Effective Amendment No. 45, filed February 24, 1999, and incorporated herein by reference.

 **        Filed as an exhibit to Post Effective Amendment No. 46, filed April 26, 2000, and incorporated herein by reference.

 ***       Filed as an exhibit to Post-Effective Amendment No. 47, filed April 27, 2001, and incorporated herein by reference.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     None


ITEM 25. INDEMNIFICATION.

     Incorporated by reference to Article Seventh (7)(c) of the Articles of Incorporation filed as Exhibit (a) to Post-Effective Amendment No. 45.


ITEM 26. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER.

     Value Line, Inc., Registrant's investment adviser, acts as investment adviser for a number of individuals, trusts, corporations and institutions, in addition to the registered investment companies in the Value Line Family of Funds listed in Item 27.

                                 POSITION WITH
          NAME                    THE ADVISER                              OTHER EMPLOYMENT
----------------------- ------------------------------- -----------------------------------------------------
Jean Bernhard Buttner   Chairman of the Board,          Chairman of the Board and Chief Executive
                        President and Chief Executive   Officer of Arnold Bernhard & Co., Inc. and
                        Officer                         Chairman of the Value Line Funds and the
                                                        Distributor

Samuel Eisenstadt       Senior Vice President           ----------------
                        and Director

David T. Henigson       Vice President, Treasurer       Vice President and a Director of Arnold
                        and Director                    Bernhard & Co., Inc. and the Distributor

Howard A. Brecher       Vice President, Secretary       Vice President, Secretary, Treasurer and a
                        and Director                    Director of Arnold Bernhard & Co., Inc.

Stephen Anastasio       Chief Financial Officer         ----------------

Harold Bernard, Jr.     Director                        Attorney-at-law; Retired Administrative Law
                                                        Judge

Herbert Pardes, MD      Director                        President and CEO of New York-Presbyterian
                                                        Hospital

Marion N. Ruth          Director                        Real Estate Executive. President, Ruth Realty
                                                        (real estate broker). Director or Trustee of each of
                                                        the Value Line Funds

Marianne B. Asher       Director                        Private Investor

Edgar A. Buttner        Director                        Postdoctoral Fellow, Harvard University


ITEM 27. PRINCIPAL UNDERWRITERS.


(a) Value Line Securities, Inc., acts as principal underwriter for the following Value Line funds, including the Registrant: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; The Value Line Special Situations Fund, Inc.; Value Line Leveraged Growth Investors, Inc.; The Value Line Cash Fund, Inc.; Value Line U.S. Government Securities Fund, Inc.; Value Line Centurion Fund, Inc.; The Value Line Tax Exempt Fund, Inc.; Value Line Convertible Fund, Inc.; Value Line Aggressive Income Trust; Value Line New York Tax Exempt Trust; Value Line Strategic Asset Management Trust; Value Line Emerging Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc..


(b)

                                         (2)
                                    POSITION AND             (3)
              (1)                      OFFICES          POSITION AND
      NAME AND PRINCIPAL           WITH VALUE LINE      OFFICES WITH
       BUSINESS ADDRESS           SECURITIES, INC.       REGISTRANT
------------------------------   ------------------   ----------------
  Jean Bernhard Buttner          Chairman of the      Chairman of the
                                 Board                Board and
                                                      President

                                     (2)
                                POSITION AND             (3)
            (1)                    OFFICES          POSITION AND
    NAME AND PRINCIPAL         WITH VALUE LINE      OFFICES WITH
     BUSINESS ADDRESS         SECURITIES, INC.       REGISTRANT
--------------------------   ------------------   ----------------
  David T. Henigson          Vice President,      Vice President,
                             Secretary,           Secretary and
                             Treasurer and        Treasurer
                             Director

  Stephen LaRosa             Asst. Vice            Asst. Treasurer
                             President

     The business address of each of the officers and directors is 220 East 42nd Street, New York, NY 10017-5891.

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   Value Line, Inc.
   220 East 42nd Street
   New York, NY 10017
   For records pursuant to:
   Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
   Rule 31a-1(f)


   State Street Bank and Trust Company
   c/o BFDS
   P.O. Box 219729
   Kansas City, MO 64121-9729
   For records pursuant to Rule 31a-1(b)(2)(iv)


   State Street Bank and Trust Company
   225 Franklin Street
   Boston, MA 02110
   For all other records


ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                               ----------------

                        CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 50 to the registration statement on Form N-1A (the "Registration Statement") of our report dated February 19, 2004 relating to the financial statements and financial highlights which appear in the December 31, 2003 Annual Report to Shareholders of Value Line Leveraged Growth Investors, Inc., which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Investment Advisory and Other Services" and "Financial Statements" in such Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
April 21, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2004.


                                    VALUE LINE LEVERAGED GROWTH INVESTORS, INC.


                                    By:  /S/ DAVID T. HENIGSON
                                        ----------------------------------
                                        DAVID T. HENIGSON, VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                        TITLE                    DATE
         ----------                        -----                    ----
        *JEAN B. BUTTNER     Chairman and Director;           April 20, 2004
       (JEAN B. BUTTNER)     President; Principal
                             Executive Officer

        *JOHN W. CHANDLER    Director                          April 20 2004
       (JOHN W. CHANDLER)

       *FRANCES T. NEWTON    Director                          April 20 2004
      (FRANCES T. NEWTON)

       *FRANCIS C. OAKLEY    Director                          April 20 2004
      (FRANCIS C. OAKLEY)

        *DAVID H. PORTER     Director                          April 20 2004
       (DAVID H. PORTER)

      *PAUL CRAIG ROBERTS    Director                          April 20 2004
      (PAUL CRAIG ROBERTS)

       *MARION N. RUTH       Director                          April 20 2004
       (MARION N. RUTH)

       *NANCY-BETH SHEERR    Director                          April 20 2004
      (NANCY-BETH SHEERR)

     /S/ DAVID T. HENIGSON   Treasurer; Principal Financial    April 20 2004
     ---------------------   and Accounting Officer
      (DAVID T. HENIGSON)


*By /S/ DAVID T. HENIGSON
    ------------------------------------
   (DAVID T. HENIGSON, ATTORNEY-IN-FACT)